UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2012

Item 1. Report to Stockholders.

FPA Paramount Fund, Inc.

Semi-Annual Report

March 31, 2012

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

54821

LETTER TO SHAREHOLDERS

Commentary

"Un Intermezzo"

From the recent lows in early October through the end of March, U.S. and European stock markets bounced sharply higher. The MSCI Europe index rose 17%, and the S&P 500 increased 28%. Actions taken by central banks drove much of this appreciation. In particular, the European Central Bank's (ECB's) provision of a net $590 billion in three-year loans to Eurozone banks helped "stabilize" the financial system. These loans temporarily removed insolvency risk from the banks and additionally allowed those institutions located in Italy and Spain to buy short-dated government bonds. Those purchases reduced interest rates, which calmed concerns about the cost of borrowing for those governments. A quiet first quarter interlude (un intermezzo, in Italian) resulted for the markets. Looking ahead to the rest of 2012, we expect further stresses to emerge across Europe. We have been performing the necessary analyses on high-quality European companies in order to be ready to capture opportunities when they appear.

Still Under Cloudy Skies

While the ECB's loan program reduced spreads across Europe's credit markets, it did little to resolve the underlying issues that created the pressure in the first place. We believe that many European banks face two significant issues. First, their assets are exposed to elevated credit risk from the ongoing economic contraction in the peripheral countries1. According to the Bank for International Settlements, at the end of last June European banks had $1.8 trillion of exposure to Greece, Ireland, Portugal, Spain and Italy.2 Credit risk here involves loans to private borrowers, as well as holdings of government bonds, as clearly demonstrated by the Greek bond swap. Second, the banks are generally undercapitalized. At the end of 2011, tangible common equity for Europe's ten largest banks was 2.8% of tangible assets, compared to the same ratio of 6% for the top ten U.S. banks.3 Like new exterior siding placed on a house infested by termites, the ECB's loans provided banks a source of funding when private participants would not, but did nothing to repair the issues affecting the foundation beneath.

Peripheral-country governments also continue to face daunting challenges. All five countries have too much total debt outstanding in relation to the size of their economies.4 While the amount of leverage that each can support varies, it is primarily based on who is doing the borrowing and lending, what kind of collateral exists, and most importantly the economy's growth prospects.

When it comes to growth, the outlook is not encouraging. These countries' various austerity programs, while laudable attempts at belt tightening, are significantly reducing economic output. Structural issues within their labor markets also produce major headwinds to growth. The lack of labor market flexibility is a challenge across Europe, but particularly pronounced for four of these countries (excluding-Ireland). According to OECD analysis, hiring and firing employees is almost three times more difficult on average in these countries than in the U.S.5 That makes employers very reluctant to add permanent workers. Additionally, unit labor costs for this group inflated significantly over the last decade and now run more than thirty percent above those for Germany. With currency adjustments impossible, this makes the cost of domestically-produced products uncompetitive within

1  Greece, Ireland, Portugal, Spain and Italy.

2  Bank for International Settlements, Detailed Tables on Preliminary Banking Statistics at end-June 2011 October 2011: 78-82

3  CLSA, Asia Maxima: Risk Eruption 4Q 2011: 7.

4  In Ireland, the country's total debt exceeds 350% of gross domestic product (GDP). Portugal and Spain have total debt in excess of 325% of GDP, and despite its debt "restructuring" Greece's total debt exceeds 300%.

5  http://www.oecd.org/document/11/0,3746,en_2649_37457_42695243_1_1_1_37457,00.html these countries or for export. All these impediments to growth make the amount of their outstanding debt an issue of major concern for the markets. We expect that more sovereign write-offs are coming.

Another issue that makes us wary is the way current account deficits run by these peripheral countries have led to large imbalances within the European central banking system. Since private lending by banks dried up at the start of 2009, and capital account or currency adjustments were unable to occur, the German and other core-country central banks6 have financed around €700 billion of current account deficits by the peripheral countries. The German Bundesbank alone has over €500 billion of claims (about 18% of GDP) against the five peripheral central banks. With limited options to reduce the current account deficits in the near term, we expect increasing imbalances among the central banks from today's already sizable amounts. The risk of loss for Germany occurs if the collateral held loses value,7 or the Euro collapses. We note that the Bundesbank President expressed concern about the quality of this collateral in a late-February letter to ECB President Draghi.8 This discussion indicates the Bundesbank's discomfort with the risks involved with holding these rapidly growing interbank balances.

Portfolio

Just over a year ago we began discussing our shift to a greater amount of investments in non-U.S. companies in the portfolio. Since then, the geographic changes have been purposely gradual. In anticipation of weakness in European markets and limited valuation opportunities, we have maintained a very significant weighting in the U.S. companies domiciled outside the U.S. represented about 20% of the portfolio at the end of the quarter. Included in that international total are purchases we made over the last twelve months of several new European "starter" positions (profiled in the Company Discussion section), equal to about 6% of the portfolio. We only established these modest position sizes because the valuations were briefly attractive before the markets rose rapidly over the past 6 months, and out of caution about the following issues that we still expect will lead to market weakness in Europe. First, European bank balance sheets need additional strengthening. Economic growth prospects in the peripheral countries are meager, and more write-offs of peripheral sovereign debt are likely. Finally, imbalances among the ECB central banks are becoming significant. To be prepared should opportunities arise, we continue to perform the necessary analysis on these purchases and other high-quality European companies. In the meantime, we will hold our fire until we see the whites of their eyes.

Performance

For the first quarter Paramount was up over 11%, just below the broad market indexes (S&P 500) as well as the benchmark Russell 2500, which were both up about 13%.

Paramount's strong first quarter performance follows last year's fourth quarter, when it gained more than 16%. Over the past six months the increase has been about 30% compared with 26% for the S&P 500 and 29% for the Russell 2500.

The best performers were dominated by companies with some economic sensitivity, including Wabco +39%, Manpower +33%, Graco +30% and Actuant +28%.

Worst performers show little pattern. Only three stocks were down at all, FMC -3%, Clarcor -2%, and Carnival -2%. Other weaker performers include Lincare and Heartland Express, both up 1%.

6  Core central banks with positive claims include Germany, Netherlands and Finland.

7  Note that the ECB was excluded from taking a loss on the Greek bond swap.

8  Stefan Ruhkamp, "Die Bundesbank fordert von der EZB bessere Sicherheiten,", Frankfurter Allgemeine, February 29, 2012.

The table below shows performance at March 31, 2012 for both Paramount and its benchmark Russell 2500, as well as the S&P 500 and Nasdaq which are broader large-cap indexes. For more performance information, including returns reflecting the deduction of the maximum sales charge, please see page 5.

	Periods Ended March 31, 2012
	First Quarter	One Year	Three Years*	Five Years*	Ten Years*
Paramount**	11.6%	0.9%	25.7%	4.9%	7.3%
Russell 2500	13.0%	1.3%	28.4%	3.0%	7.5%
S&P 500	12.6%	8.5%	23.4%	2.0%	4.1%
Nasdaq	19.0%	12.3%	27.7%	6.0%	6.1%

*  Annualized returns

**  The returns shown are at net asset value and do not reflect deduction of the maximum sales charge of 5.25% which, if reflected, would reduce the performance shown.

Company Discussion

It's been about a year since we started to discuss with shareholders our increased emphasis on populating the portfolio with companies having strong worldwide franchises, and in many cases domiciled outside of the U.S.

As we stated earlier, such foreign-domiciled companies now account for about 20% of the Paramount portfolio, and about 40% of total sales of all portfolio companies occur outside the U.S.

We would like to take the opportunity to review these companies, placing a special emphasis on some of their outstanding characteristics — leading market shares, significant barriers to entry, and excellent reinvestment opportunities.

Aggreko is by far the worldwide leader in its primary business of supplying supplemental electric power to developing countries. These revenues have grown at a rapid rate and should continue to do so as the supply shortfalls which have supported such growth in the past continue in place. Aggreko is several times larger than its next competitor, earns high returns on capital and is able to reinvest its cash flow internally.

bioMérieux has a strong worldwide position serving the in vitro diagnostic market. Its greatest strength is in microbiology, with participation in related areas, like immunoassay and molecular biology, as well. Food safety testing is a similar business where bioMerieux has a strong and growing market share.

Domino Printing Sciences, one of three companies in a worldwide oligopoly, makes printers for "Product ID." This involves encoding data on food and beverage containers providing comprehensive information about the manufacturing process. The business has excellent profitability driven by high recurring revenues from parts and service as well as consumables. Demand for the product is driven by increasing government interest in contamination and security.

EVS Broadcast Equipment is the world leader in the digital video capturing and editing equipment that fills television broadcast trailers, and permits the processing of multiple live camera feeds in real time. For sports events coverage, instant replay, slow motion, split screen, etc., are all commonplace and depend on EVS equipment. Continued worldwide growth in the broadcast of sports, including a greater participation by developing countries (China, South Africa, Brazil, and Russia), points to continued growing demand for EVS equipment.

Halma, an industrial company, operates a dozen diverse businesses with a common theme of safety and health, including fire and security sensors, elevator and automatic door sensors, and gas leak detectors. Many of these are subject to extensive government regulation, benefiting incumbent suppliers like Halma.

L'Occitane International has a very strong franchise selling products made with natural and organic ingredients with a focus on skincare. It controls its supply chain from purchasing raw materials through sales in its own retail stores. The business is highly diversified geographically, with strength in Europe, the Far East (both Japan and China), and rapid growth in some key developing countries.

Rotork is the world leader in actuators to control the remote opening and closing of valves used in large process manufacturing facilities, including oil and gas production and transportation, refineries, petrochemical plants, power generation, and water infrastructure. Rotork's products are widely recognized for their technical leadership, and the business performed well in the recession.

Sonova Holding is the world market share leader in hearing aids, a business with significant organic growth driven by the aging of the population, improving technology, and increasing income levels in developing countries. Sonova has been able to outspend its competitors in R&D while still maintaining high profitability.

Spirax-Sarco Engineering is the world leader in providing technical support for steam systems, in both industrial and commercial facilities. Its 1,300 sales and service engineers are unmatched in the industry and daily grow more valuable as its customers increasingly depend on outside suppliers. Spirax's ability to maintain sales and margins through the recent recession is a confirmation of the strength of its business model.

The chart below summarizes some of the outstanding financial characteristics of the companies discussed above, as well as a comparison with the benchmark Russell 2500.

	5-Year Average
Company Name	Return on Equity	Debt % Capital	Sales Growth	Trailing P/E		Domicile
Aggreko	31%	20%	21%	22	x	UK
bioMérieux	18%	9%	7%	15	x	France
Domino Printing Sciences	18%	7%	9%	15	x	UK
EVS Broadcast Equipment	65%	4%	4%	16	x	Belgium
Halma	21%	17%	10%	19	x	UK
L'Occitane International	36%	24%	22%	28	x	Luxembourg
Rotork	40%	0%	17%	22	x	UK
Sonova Holding	26%	9%	10%	42	x	Switzerland
Spirax-Sarco Engineering	22%	11%	11%	18	x	UK
International Company Average	31%	11%	12%	22	x
Russell 2500 average	10%	43%	4%	23	x

We are pleased to receive reader feedback to shareholder letters at the email address, paramount@firstpacad.com.

Thank you for your continued support and trust.

Respectfully submitted,

Eric S. Ende

President & Portfolio Manager

April 23, 2012

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended March 31, 2012
	1 Year	3 Years	5 Years	10 Years
FPA Paramount Fund, Inc. (NAV)	0.89%	25.66%	4.93%	7.30%
FPA Paramount Fund, Inc. (Net of Sales Charge)	-4.41%	23.42%	3.81%	6.73%
Lipper Mid-Cap Core Average	0.57%	25.61%	2.64%	6.23%
Russell 2500 Index	1.33%	28.42%	3.03%	7.49%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended March 31, 2012 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price. An investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com.

PORTFOLIO SUMMARY

March 31, 2012
(Unaudited)

Common Stocks	94.2%
Producer Durable Goods	22.3%
Business Services & Supplies	18.4%
Retailing	18.2%
Health Care	15.9%
Energy	7.3%
Technology	6.3%
Transportation	5.2%
Entertainment	0.6%
Short-Term Corporate Notes	5.0%
Other Assets and Liabilities, net	0.8%
Total Net Assets	100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2012

Shares
NET PURCHASES
Common Stocks
bioMérieux SA	30,500
Domino Printing Sciences plc (1)	75,000
EVS Broadcast Equipment S.A. (1)	13,000
Halma plc	159,500
L'Occitane International SA	790,000
NET SALES
Common Stocks
Brady Corporation (Class A)	207,000
O'Reilly Automotive, Inc.	36,800

(1)  Indicates new commitment to portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2012
(Unaudited)

COMMON STOCKS	Shares	Value
PRODUCER DURABLES — 22.3%
Actuant Corporation (Class A)	196,600	$5,699,434
Franklin Electric Co., Inc.	129,900	6,374,193
Graco Inc.	172,000	9,126,320
HNI Corporation	311,500	8,644,125
IDEX Corporation	155,950	6,570,173
Rotork plc	14,100	462,254
WABCO Holdings, Inc.*	229,000	13,849,920
Zebra Technologies Corporation (Class A)*	223,400	9,199,612
		$59,926,031
BUSINESS SERVICES & SUPPLIES — 18.4%
Aggreko PLC	76,337	$2,748,132
Brady Corporation (Class A)	24,500	792,575
Clarcor, Inc.	142,900	7,014,961
Copart, Inc.*	410,600	10,704,342
Domino Printing Sciences plc	75,000	669,600
Halma plc	559,500	3,407,131
Landauer, Inc.	3,800	201,476
Manpower Inc.	124,900	5,916,513
ScanSource Inc.*	381,500	14,237,580
Spirax-Sarco Engineering plc	109,000	3,643,216
		$49,335,526
RETAILING — 18.2%
CarMax, Inc.*	443,200	$15,356,880
L'Occitane International SA	1,060,000	2,508,914
O'Reilly Automotive, Inc.*	190,100	17,365,635
Signet Jewelers Ltd.	291,500	13,782,120
		$49,013,549
HEALTH CARE — 15.9%
bioMérieux SA	42,500	$3,349,727
Bio-Rad Laboratories, Inc.*	75,600	7,838,964
Life Technologies Corporation*	247,300	12,073,186
Lincare Holdings, Inc. (Class A)	341,600	8,840,608
Sonova Holding AG	30,000	3,334,440
Varian Medical Systmes, Inc.*	23,100	1,592,976
VCA Antech, Inc.*	240,200	5,575,042
		$42,604,943
ENERGY — 7.3%
FMC Technologies, Inc.*	205,300	$10,351,226
Noble Corporation	249,700	9,356,259
		$19,707,485

PORTFOLIO OF INVESTMENTS

March 31, 2012
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Value
TECHNOLOGY — 6.3%
Dolby Laboratories Inc. — Class A*	75,200	$2,862,112
EVS Broadcast Equipment S.A.	13,000	674,409
Maxim Integrated Products, Inc.	191,400	5,472,126
Microchip Technology, Inc.	216,100	8,038,920
		$17,047,567
TRANSPORTATION — 5.2%
Heartland Express, Inc.	467,900	$6,765,834
Knight Transportation, Inc.	408,600	7,215,876
		$13,981,710
ENTERTAINMENT — 0.6%
Carnival Corporation	54,400	$1,745,152
TOTAL COMMON STOCKS — 94.2% (Cost $207,020,557)		$253,361,963
SHORT-TERM INVESTMENTS — 5.0% (Cost $13,389,933)
General Electric Capital Corporation — 0.05% 04/02/12	$6,390,000	$6,389,991
Chevron Corporation — 0.10% 04/04/12	7,000,000	6,999,942
TOTAL SHORT-TERM INVESTMENTS		$13,389,933
TOTAL INVESTMENTS — 99.2% (Cost $220,410,490)		$266,751,896
Other assets and liabilities, net — 0.8%		2,127,328
TOTAL NET ASSETS — 100%		$268,879,224

*Non-income producing security

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012
(Unaudited)

ASSETS
Investments at value:
Investment securities — at market value (identified cost $207,020,557)	$253,361,963
Short-term investments — at amortized cost (maturities 60 days or less)	13,389,933	$266,751,896
Cash		489
Receivable for:
Investment securities sold	$2,490,753
Capital stock sold	62,607
Dividends and accrued interest	11,542	2,564,902
		$269,317,287
LIABILITIES
Payable for:
Capital stock repurchased	$227,312
Advisory fees and financial services	172,751
Accrued expenses	38,000	438,063
NET ASSETS		$268,879,224
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share: authorized 100,000,000 shares; outstanding 13,175,425 shares		$3,296,300
Additional Paid-in Capital		234,172,160
Accumulated net realized loss on investments		(14,735,047)
Accumulated net investment loss		(195,595)
Unrealized appreciation of investments		46,341,406
NET ASSETS		$268,879,224
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$20.41
Maximum offering price per share (100/94.75 of per share net asset value)		$21.54

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2012
(Unaudited)

INVESTMENT INCOME
Dividends		$1,178,374
Interest		2,227
		$1,180,601
EXPENSES: — Note
Advisory fees	$853,790
Financial services	127,506
Transfer agent fees and expenses	70,827
Audit fees	35,000
Reports to shareholders	30,047
Registration fees	29,373
Directors fees and expenses	20,298
Line of credit	19,167
Custodian fees and expenses	18,039
Legal fees	12,594
Other fees and expenses	4,903	1,221,544
Net investment loss		$(40,943)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on investments:
Proceeds from sales of investment securities	$28,774,184
Cost of investment securities sold	30,334,435
Net realized loss on investments		$(1,560,251)
Change in unrealized appreciation of investments:
Unrealized deppreciation at beginning of period	$(20,041,500)
Unrealized appreciation at end of period	46,341,406
Change in unrealized appreciation of investments		66,382,906
Net realized and unrealized gain on investments		$64,822,655
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$64,781,712

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011
CHANGES IN NET ASSETS
Operations:
Net investment income (loss)	$(40,943)		$213,243
Net realized gain (loss) on investments	(1,560,251)		999,400
Change in unrealized appreciation (depreciation) of investments	66,382,906		(13,327,700)
Change in net assets resulting from operations		$64,781,712		$(12,115,057)
Distributions to shareholders from net
investment income		—		(817,332)
Capital Stock transactions:
Proceeds from Capital Stock sold	$5,191,033		$36,384,989
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		761,242
Cost of Capital Stock repurchased*	(25,003,374)	(19,812,341)	(38,959,589)	(1,813,358)
Total change in net assets		$44,969,371		$(14,745,747)
NET ASSETS
Beginning of period		$223,909,853		$238,655,600
End of period		$268,879,224		$223,909,853
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		274,242		1,948,736
Shares issued to shareholders upon reinvestment of dividends and distributions		—		40,320
Shares of Capital Stock repurchased		(1,375,053)		(2,133,635)
Change in Capital Stock outstanding		(1,100,811)		(144,579)

*  Net of redemption fees of $645 and $5,843 for the periods ended March 31, 2012 and September 30, 2011, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2012		Year Ended September 30,
	(Unaudited)		2011	2010	2009	2008	2007
Per share operating performance:
Net asset value at beginning of year	$15.68		$16.55	$14.55	$15.01	$17.06	$15.62
Income from investment operations:
Net investment income	—	*	$0.02	$0.03	$0.01	$0.05	$0.14
Net realized and unrealized gain (loss) on investment securities	$4.73		(0.83)	1.97	(0.40)	(2.09)	1.47
Total from investment operations	$4.73		$(0.81)	$2.00	$(0.39)	$(2.04)	$1.61
Less dividends from net investment income	—		$(0.06)	—	$(0.07)	$(0.01)	$(0.17)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$20.41		$15.68	$16.55	$14.55	$15.01	$17.06
Total investment return**	30.17%		(4.95)%	13.75%	(2.43)%	(11.96)%	10.30%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$268,879		$223,910	$238,656	$231,469	$296,646	$397,374
Ratio of expenses to average net assets	0.95	%†	0.93%	0.95%	0.99%	0.89%	0.90%
Ratio of net investment income (loss) to average net assets	(0.03	)%†	0.08%	0.20%	0.09%	0.29%	0.74%
Portfolio turnover rate	5	%†	10%	3%	46%	12%	17%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2012 is not annualized.

†  Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium- or smaller-sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Foreign Securities Risk: The Company's foreign investments are subject to additional risks including, but not limited to, foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $5,974,433 for the six months ended March 31, 2012. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at March 31, 2012, was $207,038,173 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at March 31, 2012, for federal income tax purposes was $57,831,011 and $11,507,220, respectively resulting in net unrealized appreciation of $46,323,791. As of and during the period ended March 31, 2012, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2008 or by state tax authorities for years ended on or before September 30, 2007.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended March 31, 2012, the Fund paid aggregate fees of $20,250 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended March 31, 2012, the Fund collected $645 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Distributor

For the period ended March 31, 2012, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $2,623 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 8 — Disclosure of Fair Value

Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under policies adopted under authority of, the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2012:

Level 1 — Quoted Prices	$253,361,963	(1)
Level 2 — Other significant observable inputs	13,389,933	(2)
Level 3 — Significant unobservable inputs	—	(3)
Total investments	$266,751,896

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the six months ended March 31, 2012.

NOTE 9 — Line of Credit

The Fund, along with FPA Perennial Fund, Inc., has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate

NOTES TO FINANCIAL STATEMENTS

Continued

plus 1.25%. In addition, the Fund and FPA Perennial Fund, Inc. pay a commitment fee of 0.15% per annum on any unused portion of the line of credit. During the period ended March 31, 2012, the Fund had no borrowings under the agreement.

NOTE 10 — New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03 "Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements." The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. These new pronouncements are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact these pronouncements may have on the Fund's financial statements.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2012
(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,301.70	$1,020.19
Expenses Paid During Period*	$5.47	$4.81

*  Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2012 (183/366 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (76)†	Director & Chairman* Years Served: 10	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7

Thomas P. Merrick – (74)†	Director* Years Served: 4	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7

Lawrence J. Sheehan – (79)†	Director* Years Served: 6	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	2

Eric S. Ende – (67)	Director* President & Portfolio Manager Years Served: 12	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisers, Inc. from 1984 to 2006.	3

Steven R. Geist (58)	Executive Vice President & Portfolio Manager Year Served: 12	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisers, Inc. from 1992 to 2006.

J. Richard Atwood – (51)	Treasurer Years Served: 15	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (53)	Chief Compliance Officer Years Served: 17	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (57)	Secretary Years Served: 29	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.

E. Lake Setzler – (45)	Assistant Treasurer Years Served: 6	Vice President and Controller of the Adviser since 2005.

Michael P. Gomez – (26)	Assistant Vice President Years Served: <1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TICKER SYMBOL: FPRAX
CUSIP: 302546106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER &
SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc,
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St., Ste. A
Milwaukee, WI 53233-2301

(800) 638-3060

This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2011 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)          The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	May 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	May 18, 2012

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:	May 18, 2012